EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the “Report”) by META Group, Inc. (the “Company”), each of the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Herbert L. VanHook
Herbert L. VanHook
President and Chief Operating Officer

/s/ John W. Riley
John W. Riley
Vice President and
Chief Financial Officer

Dated: August 13, 2004